Document must be filed electronically.
Paper documents are not accepted.
Fees & forms are subject to change.
For more information or to print copies of filed documents, visit www.sos.state.co.us.

E-Filed

Colorado Secretary of State
Date and Time: 03/04/2015 11:09 AM
ID Number: 20151070601

Document number: 20151161592
Amount Paid: $25.00

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number: 20151070601

1. Entity name: Petroleum Analytics International
   (If changing the name of the corporation, indicate name before the name change)

2. New Entity name: (if applicable) Petroleum Analytics IP, Inc.

3. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box)*:
   - ☐ "bank" or "trust" or any derivative thereof
   - ☐ "credit union" ☐ "savings and loan"
   - ☐ "insurance", "casualty", "mutual", or "surety"

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires: ____________ *(mm/dd/yyyy)*

   or

   If the corporation's period of duration as amended is perpetual, mark this box: ☐

7. *(Optional)* Delayed effective date: ____________ *(mm/dd/yyyy)*

Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

Hudson	Randolph	S.	
(Last)	*(First)*	*(Middle)*	*(Suffix)*

One East Main Street
(Street name and number or Post Office information)
Suite 711

Rochester	NY	14614-1880
(City)	*(State)*	*(Postal/Zip Code)*
	United States	
(Province – if applicable)	*(Country – if not US)*	

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ *and include an attachment stating the name and address of such individuals.)*

Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

**AMENDMENT TO THE
ARTICLES OF INCORPORATION
OF
PETROLEUM ANALYTICS INTERNATIONAL**

To the Secretary of State of the State of Colorado:

Petroleum Analytics International, a for-profit Colorado domestic corporation in good standing, does hereby amend its Articles of Incorporation pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes, to wit:

FIRST:

The name of the corporation is "Petroleum Analytics IP, Inc.".

NOW, THEREFORE, the corporation causes this amendment to be filed with the Office of the Secretary of the State of Colorado, as such amendment to its Articles of Incorporation is authorized by the written consent of the majority of the corporation's board of directors in accordance with §7 108 202 of the Colorado Business Corporation Act. No notice to or vote by the shareholders of the corporation is required to effect this corporate action pursuant to §7-110-102(1) of the Colorado Business Corporation Act.

IN WITNESS WHEREOF, I, Randolph S. Hudson, a duly authorized representative of the corporation, have subscribed this document and do hereby affirm, under penalty of perjury, that the statements contained herein have been examined by me and are true and correct as of this second day of March 2015.

Randolph S. Hudson
Authorized Representative

5718 Tanglewood Drive
Bethesda, Maryland 20817

Direct Telephone: (702) 546-6480

CERTIFICATE OF INCUMBENCY AND CORPORATE AUTHORITY

To: **The Secretary of State**
The State of Colorado
Suite 200
1700 Broadway
Denver, Colorado 80290

From: Randolph S. Hudson
Authorized Representative
Petroleum Analytics International ("PAI")
5718 Tanglewood Drive
Bethesda, Maryland 20817

The undersigned, being an authorized representative of PAI, hereby certifies to the Secretary of State of the State of Colorado, as follows:

1. I am a duly authorized representative of PAI.

2. PAI is a corporation duly organized and in good standing under the laws of the State of Colorado.

3. Pursuant to PAI's governing documents, as amended, and as currently in full force and effect, and pursuant to written authorizations to me obtained by the Board of Directors of PAI, I am the person ("Authorized Representative") who has been duly designated and appointed to the office(s) indicated by my name, I continue to hold the indicated office(s) at this time, and the signature set forth below by my name is my genuine signature.

4. I have been given sufficient and appropriate authority by PAI's Board of Directors to act on behalf of and to bind PAI with respect to the amendment to its Articles of Incorporation to which this Certificate is annexed, and in any amendments or exhibits thereto.

5. I have the power and authority to execute this Certificate on behalf of PAI.

6. The State of Colorado may rely on this Certificate and on the authorization of my authority until this Certificate is rescinded by PAI's Board of Directors or shareholders.

IN WITNESS WHEREOF, the undersigned duly executes this Certificate and affixes his signature hereto as of March 2, 2015.

PETROLEUM ANALYTICS INTERNATIONAL,
a Colorado corporation

By: Randolph S. Hudson
Its: Authorized Representative,
not as an individual